Rule 497(e)
File Nos. 333-151805; 811-10559

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

SEPARATE ACCOUNT ELEVEN

HV-6776 - Premier Innovations℠
HV-6778 - Premier Innovations℠ (Series II)

Supplement dated September 25, 2025 to Prospectuses dated May 1, 2025

This Supplement is regarding the MassMutual Equity Opportunities Fund – Class R4 and the MassMutual Total Return Bond Fund – Class R4 in the above-referenced product prospectuses.

Earlier this month, we notified you that the MassMutual Equity Opportunities Fund and the MassMutual Total Return Bond Fund (each a “Selling Fund” and together, the “Selling Funds”) were merging into other funds, respectively, on or about September 15, 2025 (“Reorganizations”) as follows:

•The Selling Fund MassMutual Equity Opportunities Fund (a series of MassMutual Select Funds) was merging into the MassMutual Diversified Value Fund (a series of MassMutual Select Funds) (“Acquiring Fund”).

•The Selling Fund MassMutual Total Return Bond Fund (a series of MassMutual Select Funds) was merging into the MassMutual Core Bond Fund (a series of MassMutual Premier Funds) (“Acquiring Fund”).

Together, the MassMutual Diversified Value Fund and the MassMutual Core Bond Fund would be the “Acquiring Funds.”

Fund Merger and Termination

As described in a prospectus supplement for the Selling Funds, MML Investment Advisers, LLC proposed the Reorganizations to the Boards of Trustees of the Selling Funds and the Acquiring Funds (the “Boards”), and the Boards unanimously approved each Reorganization, which could be effected without the approval of shareholders and which was expected to be tax-free for U.S. federal income tax purposes.

Under the Agreement and Plan of Reorganization, each Selling Fund transferred that portion of its assets attributable to each class of its shares (in aggregate, all of its assets) to the corresponding Acquiring Fund in exchange for shares of the same class of shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the corresponding Selling Fund. Each Reorganization closed on or about September 15, 2025 (“Closing Date”). If you were a shareholder of the Selling Fund(s) immediately prior to the Closing Date, you became a shareholder of the corresponding Acquiring Fund(s). The Selling Fund(s) and Acquiring Fund(s) offer the same classes of shares.

As of the close of business on the Closing Date, investors who held units of the Separate Account Sub-Account that invests in Class R4 shares of the Selling Fund(s) automatically received a proportionate number of Class R4 shares of the Separate Account Sub-Account that invests in the Acquiring Fund(s). Units of the Separate Account Sub-Account investing in the Acquiring Fund(s) received in the merger have the same total accumulation unit value as the total accumulation unit value of the Separate Account Sub-Account investing in the Selling Fund(s).

2025-PROSUPP-22

You should consider the strategies and risks of the underlying Acquiring Fund(s). In addition, if you did not re-direct all future contributions from the Selling Fund(s) Sub-Account(s) to other Sub-Account(s) available under your contract, your contributions were applied to the Acquiring Fund(s) Sub-Account(s) because the Selling Fund(s) Sub-Account(s) ceased to exist on the Closing Date.

Within 60 (sixty) days of the Closing Date, if your units in the Selling Fund(s) Sub-Account(s) were transferred to the Acquiring Fund(s) Sub-Account(s), you are permitted to transfer out of the Acquiring Fund(s) to other investment options currently offered under your contract without penalty, fees, or restrictions related to the number of transfers you may make in a year.

As of the Closing Date, references to the Selling Funds in the above-captioned product prospectuses were removed.

Please see the prospectus (or summary prospectus if applicable) for the Acquiring Fund(s) for further information on fees, performance, strategies, and risks. You may call 1-844-804-8989 to obtain a prospectus (or summary prospectus if applicable) for the Acquiring Fund(s), or if you would like to complete a transfer or request a transfer form.

Please read this Supplement carefully and retain it for future reference.

2025-PROSUPP-22